SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 25, 1998
                                                        -----------------


                                 TRM CORPORATION
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             (Exact name of registrant as specified in its charter)


          Oregon                         0-19657                93-0809419
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(State or other jurisdiction of        (Commission             (IRS Employer
 incorporation or organization)          File No.)           Identification No.)


 5208 NE 122nd Avenue, Portland, Oregon                          97230-1074
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(Address of principal executive offices)                         (Zip Code)


                                 (503) 257-8766
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              (Registrant's telephone number, including area code)


                      Former Fiscal Year: July 1 - June 30
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              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 8. Change in Fiscal Year

     TRM Corporation, an Oregon corporation (the "Company") determined on November 25, 1998 to change its fiscal year. The date of its old fiscal year end was June 30. The date of its new fiscal year end will be December 31. A report on Form 10-K will be filed by the Company to cover the transition period between June 30, 1998 and January 1, 1999.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: November 25, 1998

                                       TRM CORPORATION


                                       By  PAUL M. BROWN
                                          --------------------------------------
                                           Paul M. Brown,
                                           Vice President of Operations and
                                           Chief Operating Officer